SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  October 25, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of February 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2002-S6)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-19              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2002-S6 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On October 25, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on October 25, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  October 28, 2002           By:   /s/  Andreas E. Auer
                                        ---------------------------------------
                                        Andreas E. Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on October 25, 2002



                    CSFB Mortgage Pass-Through Certificates, Series 2002-S6
                                Statement to Certificate Holders
                                      October 25, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1       50,000,000.00             0.00             0.00           0.00            0.00    0.00      0.00                0.00
A_2      138,500,000.00   101,149,051.78     6,796,188.22     182,384.38    6,978,572.60    0.00      0.00       94,352,863.56
A_3      180,750,000.00   180,653,433.80    10,982,660.71     940,903.30   11,923,564.01    0.00      0.00      169,670,773.09
A_4       45,000,000.00    32,864,312.85     2,208,147.80      61,997.16    2,270,144.96    0.00      0.00       30,656,165.05
A_5       50,000,000.00    36,515,903.17     2,453,497.55      81,057.70    2,534,555.25    0.00      0.00       34,062,405.62
A_R              100.00             0.00             0.00           0.00            0.00    0.00      0.00                0.00
M_1       54,000,000.00    54,000,000.00             0.00     144,618.75      144,618.75    0.00      0.00       54,000,000.00
M_2       32,750,000.00    32,750,000.00             0.00     110,906.51      110,906.51    0.00      0.00       32,750,000.00
BA         7,000,000.00     7,000,000.00             0.00      30,996.88       30,996.88    0.00      0.00        7,000,000.00
BF        10,000,000.00    10,000,000.00             0.00      50,000.00       50,000.00    0.00      0.00       10,000,000.00
P                100.00           100.00             0.00     128,207.85      128,207.85    0.00      0.00              100.00
TOTALS   568,000,200.00   454,932,801.60    22,440,494.28   1,731,072.53   24,171,566.81    0.00      0.00      432,492,307.32

A_IO     176,000,000.00   116,900,000.00             0.00     681,916.67      681,916.67    0.00      0.00      110,200,000.00
X_1      568,000,200.00   462,602,466.08             0.00           6.62            6.62    0.00      0.00      442,104,237.85
X_2                0.00             0.00             0.00           0.00            0.00    0.00      0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A_1    22540VVU3        0.00000000     0.00000000       0.00000000         0.00000000        0.00000000      A_1      3.289000 %
A_2    22540VVV1      730.31806339    49.06995105       1.31685473        50.38680578      681.24811235      A_2      2.163750 %
A_3    22540VVW9      999.46574716    60.76160835       5.20555076        65.96715911      938.70413881      A_3      6.250000 %
A_4    22540VVX7      730.31806333    49.06995111       1.37771467        50.44766578      681.24811222      A_4      2.263750 %
A_5    22540VVY5      730.31806340    49.06995100       1.62115400        50.69110500      681.24811240      A_5      2.663750 %
A_R    22540VWA6        0.00000000     0.00000000       0.00000000         0.00000000        0.00000000      A_R      9.695083 %
M_1    22540VWB4    1,000.00000000     0.00000000       2.67812500         2.67812500    1,000.00000000      M_1      3.213750 %
M_2    22540VWC2    1,000.00000000     0.00000000       3.38645832         3.38645832    1,000.00000000      M_2      4.063750 %
BA     22540VWD0    1,000.00000000     0.00000000       4.42812571         4.42812571    1,000.00000000      BA       5.313750 %
BF     22540VWE8    1,000.00000000     0.00000000       5.00000000         5.00000000    1,000.00000000      BF       6.000000 %
P      22540VC26    1,000.00000000     0.00000000 ################   ################    1,000.00000000      P        9.695083 %
TOTALS                800.93774897    39.50789855       3.04766183        42.55556039      761.42985041

A_IO   22540VVZ2      664.20454545     0.00000000       3.87452653         3.87452653      626.13636364      A_IO     7.000000 %
X_1    22540VC34      814.44067463     0.00000000       0.00001165         0.00001165      778.35225736      X_1      0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-8847
                               Fax: 212) 946-8919
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                               October 25, 2002


Sec. 4.06(i)    Principal Remittance Amount (Total)                                             20,305,885.44
                Group 1                                                                          9,885,340.93
                Group 2                                                                         10,420,544.51

                Scheduled Principal Payments (Total)                                               380,407.13
                Group 1                                                                            216,480.35
                Group 2                                                                            163,926.78

                Principal Prepayments (Total)                                                   19,659,328.83
                Group 1                                                                          9,484,807.80
                Group 2                                                                         10,174,521.03

                Curtailments (Total)                                                                 3,814.29
                Group 1                                                                            150,257.86
                Group 2                                                                           -146,443.57

                Cutailment Interest Adjustments (Total)                                              1,145.07
                Group 1                                                                                604.05
                Group 2                                                                                541.02

                Repurchase Principal (Total)                                                             0.00
                Group 1                                                                                  0.00
                Group 2                                                                                  0.00

                Substitution Amounts (Total)                                                             0.00
                Group 1                                                                                  0.00
                Group 2                                                                                  0.00

                Net Liquidation Proceeds (Total)                                                         0.00
                Group 1                                                                                  0.00
                Group 2                                                                                  0.00

                Other Principal Adjustments (Total)                                                    -62.75
                Group 1                                                                                -40.34
                Group 2                                                                                -22.41

                Gross Interest (Total)                                                           4,676,956.63
                Group 1                                                                          2,418,030.83
                Group 2                                                                          2,258,919.18

                Recoveries From Prior Loss Determinations (Total)                                  261,252.87
                Group 1                                                                             33,231.21
                Group 2                                                                            228,021.66

                Reimbursements of Non-Recoverable Advances Previously Made (Total)                  43,550.22
                Group 1                                                                              9,968.56
                Group 2                                                                             33,581.66

                Recovery of Reimbursements Previously Deemed Non-Recoverable (Total)                     0.00
                Group 1                                                                                  0.00
                Group 2                                                                                  0.00


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -7-

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                            October 25, 2002

Sec. 4.06(vi)   Number of Loans with Respect to which Prepayment Penalties were Collected (Total)               74
                Group 1                                                                                         51
                Group 2                                                                                         23

                Balance of Loans with Respect to which Prepayment Penalties were Collected (Total)    2,585,762.69
                Group 1                                                                               1,378,685.59
                Group 2                                                                               1,207,077.10

                Amount of Prepayment Penalties Collected (Total)                                        128,207.04
                Group 1                                                                                  66,858.28
                Group 2                                                                                  61,348.76

Sec. 4.06(iv)   Beginning Number of Loans Outstanding (Total)                                               10,986
                Group 1                                                                                      7,570
                Group 2                                                                                      3,416

                Beginning Aggregate Loan Balance (Total)                                            462,602,466.08
                Group 1                                                                             237,806,021.88
                Group 2                                                                             224,796,444.20

                Ending Number of Loans Outstanding (Total)                                                  10,533
                Group 1                                                                                      7,264
                Group 2                                                                                      3,269

                Ending Aggregate Loan Balance (Total)                                               442,104,237.85
                Group 1                                                                             227,840,851.23
                Group 2                                                                             214,263,386.62

Sec. 4.06(v)    Servicing Fees including Credit Risk Manager Fee and FSA Premium(Total)                 211,888.54
                Group 1                                                                                 109,018.17
                Group 2                                                                                 102,870.37

                Trustee Fee (Total)                                                                       2,120.26
                Group 1                                                                                   1,089.94
                Group 2                                                                                   1,030.32

Sec. 4.06(vii)  Current Advances (Total)                                                                        N/A
                Group 1                                                                                         N/A
                Group 2                                                                                         N/A

                Aggregate Advances (Total)                                                                      N/A
                Group 1                                                                                         N/A
                Group 2                                                                                         N/A


                                      -8-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                            October 25, 2002


Sec. 4.06(viii) Delinquent Mortgage Loans

                Group 1
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         103             3,658,492.33            1.61 %
                2 Month          49             1,308,211.54            0.57 %
                3 Month          52             1,962,828.47            0.86 %
                Total           204             6,929,532.34            3.04 %

                Group 2
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          73              5,808,316.14           2.71 %
                2 Month          49              3,063,681.14           1.43 %
                3 Month          82              5,366,826.34           2.50 %
                Total           204             14,238,823.62           6.64 %

                Group Totals
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         176              9,466,808.47           2.14 %
                2 Month          98              4,371,892.68           0.99 %
                3 Month         134              7,329,654.81           1.66 %
                Total           408             21,168,355.96           4.79 %

                * Delinquent Bankruptcies are included in the table above.


                Bankruptcies

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                  41              1,276,128.89          0.56 %


                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                  13                718,585.51          0.34 %


                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                  54              1,994,714.40          0.45 %

                * Only Current Bankruptcies are reflected in the table above.


                Balance of Bankruptcies delinquent 31 to 60 days (Total)                        194,533.11
                Group 1                                                                          62,656.86
                Group 2                                                                         131,876.25

                * Above figures provided for calculation of Rolling Three Month Delinquency Rate.


                Foreclosures

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                 5                209,013.34            0.09 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                 9                618,465.18            0.29 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                14                827,478.52            0.19 %



                                    -9-


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                           October 25, 2002

Sec. 4.06(xi)   REO Properties

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                1                   25,936.09           0.01 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                1                   25,936.09           0.01 %

Section 4.06(xii)       Current Realized Losses (Total)                                                 453,595.66
                        Group 1                                                                         113,060.94
                        Group 2                                                                         340,534.72

                        Cumulative Realized Losses (Total)                                            6,534,623.35
                        Group 1                                                                       1,219,994.56
                        Group 2                                                                       5,314,628.79

Sec. 4.06(xiv)  Amount on Deposit in Pre-Funding Account (Total)                                              0.00
                Group 1                                                                                       0.00
                Group 2                                                                                       0.00

Sec. 4.06(xiv)  Capitalized Interest Requirement (Total)                                                      0.00
                Group 1                                                                                       0.00
                Group 2                                                                                       0.00

Sec. 4.06(xv)   Insured Payments (Total)                                                                      0.00
                Group 1                                                                                       0.00
                Group 2                                                                                       0.00

Trigger Event   Trigger Event Occurrence (Is Rolling 3 Month Delinquency Rate > 15.5% of Sr. Enhancement%?)     NO
                Rolling 3 Month Delinquency Rate                                                          2.84545 %
                Sr. Enhancement Percentage x 15.5%                                                        3.87500 %

O/C Reporting   Targeted Overcollateralization Amount                                                21,300,003.75
                Ending Overcollateralization Amount                                                   9,611,930.52
                Ending Overcollateralization Deficiency                                              11,688,073.23
                Overcollateralization Release Amount                                                          0.00
                Monthly Excess Interest                                                               2,134,608.83
                Payment to Class X-1                                                                          6.62


                                    -10-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
